                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): June 19, 2003

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Missouri                       0-24571                 43-1816913
      --------                       ---------              ----------
(State or other Jurisdiction of     (Commission            (IRS Employer
incorporation or organization)      File Number)           Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

      Exhibit 99.1      Press Release Dated June 19, 2003

ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

     On June 19, 2003, Pulaski Financial Corp. issued a press release in which it announced the declaration of a two-for-one stock split to be effected in the form of a 100% stock dividend and a $0.12 cash dividend. Both the stock and cash dividends will be paid on July 21, 2003 to record holders as of July 7, 2003.

     A press release announcing the stock split and the cash dividend is attached as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: June 19, 2003                   By: /s/ William A. Donius
                                           -------------------------------------
                                           William A. Donius
                                           President and Chief Executive Officer